August 19, 2020 Project Scotty Materials Exhibit 99.1

This document contains “forward-looking statements” related to future events. Forward-looking statements contain words such as “expect,” “anticipate,” “could,” “should,” “intend,” “plan,” “believe,” “seek,” “see,” “may,” “will,” “would,” or “target.” Forward-looking statements are based on management’s current expectations, beliefs, assumptions, and estimates.  Forward-looking statements contained herein concerning, among other things, the ultimate outcome, benefits and cost savings of the acquisition described herein and timing thereof and future financial performance, involve risks and uncertainties, and are subject to change based on various important factors, including the timing of and any potential delay in consummating the proposed transaction; the risk that a condition to closing of the proposed transaction may not be satisfied and the transaction may not close; the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated; the risk of the occurrence of any event, change or other circumstance that could give rise to the termination of the purchase and sale agreement; the impact of changes in international, national and regional economies and the successful integration of the acquired business (including achievement of synergies and cost reductions). Forward-looking statements are also subject to the risk factors and cautionary language described from time to time in the reports Intelsat S.A. (the “Registrant”) files with the SEC, including those in the Registrant’s most recent Annual Report on Form 10-K and any updates thereto in the Registrant’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements. The Registrant has no obligation to update or revise these forward-looking statements and does not undertake to do so. This document does not constitute an offer to sell or the solicitation of an offer to buy any security, nor does it constitute an offer or commitment to lend, syndicate or arrange a financing, underwrite or purchase or act as an agent or advisor or in any other capacity with respect to any transaction, or commit capital, or to participate in any trading strategies, and does not constitute legal, regulatory, accounting or tax advice to the recipient. This document does not constitute and should not be considered as any form of financial opinion or recommendation by us or any of our affiliates. This document is not a research report nor should it be construed as such. Disclaimer

Key Pillars of the Scotty Business Plan

INTELSAT

1

Addressable Commercial Aircraft Fleet
- Overall commercial airline fleet rebounds to 2019 levels by 2023; back on trend by 2028
- Connected plane penetration of overall fleet grows from 48% to 68% by 2025, 78% by 2028 (~300-400bps/year)
- Scotty is able to maintain 26% share in 2025 (down from 37% in 2019)

2

Average Revenue per Plane (ARPA)
- Blended ARPA grows from $124K in 2019 to $173K (ATG fleet declines from 48% to 26% of total Scotty fleet)
- Satellite ARPA grows to $207K driven by an increase in take-rate to ~40%, partially offset by declining price per session
- Supported by customer discussions, market research, and competitive intelligence

3

Satcom Synergies
- Cost of Intelsat capacity modest compared with Scotty satcom COGS
- Opportunity to reduce cost by $71M in 2024 and $130M long term

4

Air to Ground (ATG) Segment
- Continues to generate material contribution
- Fleet declines in line with market outlook for regional jets; supported by some transitions to satellite

5

Other Costs
- Equipment subsidies conservatively forecast to be slightly higher than current blended backlog
- Bottoms-up rebuild of department expenses and standalone costs per Alvarez and Marsal ops team
- ~75% fixed / 25% variable expense mix; conservative approach with limited org synergies

2

Connected Aircraft – Intelsat Forecast

Global Connected Fleet (All Service Providers)
(2019-2028)



CAGR
3.2%
78% of commercial aircraft are expected to have WiFi by end of '28
9.0%
Linefits are the major driver of growth in connected aircraft over the next decade (27% in '20 to 71% in '28, ~7K aircraft over the next 9 years)
Retrofits becoming less relevant (our model assumes ~10% legacy fleet is retrofitted annually; discounted for COVID in 2020-21)
Assume 2.5% of overall fleet retires each year, but 1.25% for connected planes (50% discount)
Excludes India, China, and Russia
4-yr recovery
48% of commercial aircraft have WiFi today
25,000
20,000
15,000
10,000
5,000
0
-5,000
'19
'20
'21
22
'23
'24
'25
'26
'27
'28
Connected fleet today less retirements
Retrofit
Linefit
Retirements
Global Fleet (Pre-COVID)
Global Fleet (Post-COVID)

Source: Boeing, Valour Consultancy.
Note: Excludes India, China, and Russia.

3

Source: Boeing, Valour, Intelsat analysis. Current and Forecasted Share Scotty’s share of contracted backlog (26%) is substantially lower than its historical market share (34%) Conservatively assumes a substantial erosion of Scotty’s early leadership position Model assumes Scotty captures share of total retrofits plus linefits: North America: 33% of narrowbody 33% of widebody Rest of World (ex. India, China, Russia) 20% of narrowbody 20% of widebody 26% 37% Scotty Share of Global Connected Aircraft (2019 – 2025) CAGR 2.2% 8.4% ‘19 ‘20 ‘21 ‘22 ‘23 ‘24 ‘25

Intelsat Scotty Forecast Overview Source: Intelsat projections, Company filings. Note: Historical and forecasted figures use different accounting methodology; Forecasted figures are non-GAAP and assume all equipment is expensed. (1) In thousands of USD; historical net ARPA calculated as weighted average of North American and ROW figures. (2) Historical gross profit and EBITDA include equipment revenue. Forecasted COGS is presented net cash-based equipment revenues and costs. (3) Other includes stock-based compensation, 606 revenue adjustments, and other.

Consolidated Gross Profit Bridge Maintenance income includes extended warranties and other engineering services modeled at ~$4K per plane Inventory write-off of 3% of revenue assumed Note: Historical and forecasted figures use different accounting methodology. Forecasted figures are non-GAAP.

Expected Synergies Intelsat will be able to insource substantially all satellite capacity over time US$mm

ATG Network Sharing Agreement Aligns Incentives Despite secular pressure, ATG fleet will continue to be a material driver of profits Term Intelsat Position Exclusivity Subject to payment of minimum revenue guarantee, Intelsat is exclusive reseller of ATG 4G and 5G networks Capacity [180,000] GB/mo cap for ATG 4G [•] GB/mo cap for 5G Next Gen (5G) Revenue share step-up incentivizes rapid implementation, reasonable commercial efforts to launch by 12/31/24 Economics Revenue share concept to align incentives (13% on 4G, 20% on 5G) Minimum revenues guarantee p.a. - $5M to 5G, then $10M, $15M with $2.5M annual step ups thereafter SLAs Customer SLAs currently in place stay in place and backstopped by Gogo BA customers cannot be prioritized Term 10 years

Intelsat Scotty Department Expenses Forecast COGS Production ops assumed to be 50% fixed / 50% variable; all other departments assumed to be 65% fixed / 35% variable on fleet size Over forecast period, variable portion of expenses are based on fleet size (given changing economic model will impact revenue) or deliveries (in the case of production ops) SG&A Selling cost structure assumed to be 80% fixed / 20% variable, fixed growing at 5% (variable portion based on fleet size) G&A cost structure assumed to be 100% fixed

Intelsat Scotty Forecast Equipment Sales & Capex Unlike GAAP accounting, we allocate all equipment spend to COGS in the forecast period Non-airborne capex represents total capex going forward

Illustrative Organic Investment to Breakeven Note: Based on illustrative assumptions. (1) Based on Intelsat forecast of Scotty financial performance; includes Scotty department costs included in COGS plus SG&A. High Execution Risk, Substantial Investment